                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                  ___________



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 11, 1998



                           TOTAL RESEARCH CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-15692           22-2072212
-----------------------------  ---------------  ---------------------
(State or other jurisdiction     (Commission       (IRS Employer
     of incorporation)           File Number)    Identification No.)



   Princeton Corporate Center
   5 Independence Way, CN 5305
   Princeton, New Jersey                       08543
----------------------------------------    -------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number,
including area code:  (609) 520-9100
                      --------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


     The Registrant's next Annual Meeting of Stockholders will be held on November 18, 1998 (the "Annual Meeting"). The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in the Registrant's proxy statement and form of proxy for the Annual Meeting is August 21, 1998. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is September 1, 1998. If notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Registrant after September 1, 1998, then the Registrant's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the Registrant's proxy statement for the Annual Meeting.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOTAL RESEARCH CORPORATION



Date:  August 11, 1998                       By:  /s/ Richard G. Morrow, Jr.
                                                  --------------------------
                                             Richard G. Morrow, Jr.
                                             Vice President, Controller and
                                                 Secretary